XCF Global

Nasdaq: SAFX



PIONEERING THE FRONTIER OF SUSTAINABLE AVIATION FUEL

SAF: FUELING GREEN AVIATION

"SAFs are the only viable near-term option to decrease emissions in the aviation sector, as they are compatible with current aircraft engines and fueling infrastructure and can power flights with no distance limits."

- McKinsey & Company

McKinsey & Company "Critical Insights on the Path to a Net-Zero Aviation Sector" dated October 2021

SAF: Industry Evolution Estimates

450K Flights
2016: 500 flights
2025: 2 million flights

33M+ Gallons / Year
2016: 2M gallons
2025: 1.3B gallons

38 Countries with SAF Policies
2016: 2 countries
2025: Potential global agreement

70% Average CO_2 Reduction
2016: ~60%
2025: ~80%

XCF GLOBAL AT A GLANCE

XCF Global aims to become a leading producer of sustainable aviation fuel ("SAF") in North America.

The company has completed the acquisition of New Rise Renewables LLC, which owns and operates a SAF and renewable diesel production facility in Reno, Nevada, as well as New Rise SAF Renewables LLC, which owns an adjacent property where a second site will be developed.

We hold a strategic early-mover advantage, with a production facility in Reno and a proven design that can be replicated across the nation.

38M
Gallons of Neat SAF
New Rise Reno Nameplate Production Capacity

5.5B
Gallons of SAF
Global SAF Demand Per Year Projected By 2030


Site 1 – New Rise Reno – Reno, NV
Long term agreement with Phillips 66
Provide waste- and residue-based feedstocks
Offtake of renewable fuels
On-site rail and trucking lines
Site 2 – New Rise Reno 2 – Reno, NV
Adjacent site ready to be developed for SAF production
Cost efficiencies due to shared infrastructure
Sites 3 & 4 – Wilson, NC and Ft. Myers, FL
Development into SAF, renewable fuels, and/or associated SAF-related infrastructure
Site analysis in process
Ramp-up Process*
Ready for Development
Future Sites

* During the ramp-up process, New Rise Reno is producing renewable diesel and expects to resume SAF production in Q1 2026

Our Mission

Lead the transition to net-zero aviation emissions by building the most scalable sustainable aviation fuel company in the world.

COMBINE ONSITE FEEDSTOCK PRETREATMENT WITH HEFA TECHNOLOGY


Sustainable Aviation Fuel

Pretreatment of Feedstocks

- Pretreating feedstock onsite allows XCF facilities to be **feedstock agnostic, mitigates supply chain risk, and facilitates longer catalyst life.**
- Pretreatment stage is already in place at New Rise and is expected to be installed at future facilities.

Hydroprocessed Esters and Fatty Acids ("HEFA")

HEFA technology involves converting **fats, oils and greases** (FOGs) into a high-quality, renewable aviation fuel through **hydroprocessing.**

1. **Renewable Source:** HEFA fuels are derived from sustainable feedstocks such as used cooking oil, animal fats, and plant oils.
2. **Compatibility:** HEFA fuels can be used as drop-in replacements for conventional jet fuels without modification to existing aircraft engines and fueling infrastructure.
3. **Diversification of Feedstocks:** HEFA technology allows for the use of a variety of feedstocks which promotes resource efficiency.

VISIT US AT XCF.GLOBAL

For more information about partnering with XCF Global, SAF offtake agreements or other partnerships that work towards transforming the aviation industry and accelerating the energy transition, please contact XCF.

Mihir Dange, CEO
m.dange@xcf.global

Simon Oxley, CFO
s.oxley@xcf.global
832-833-0467

XCF Global

Nasdaq: SAFX



PIONEERING THE FRONTIER OF SUSTAINABLE AVIATION FUEL

DISCLAIMER

This presentation and any accompanying oral presentation (this "Presentation") is provided for information purposes only.

This Presentation is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities in any jurisdiction nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

FORWARD-LOOKING STATEMENTS

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global's expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the "Business Combination"), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global's expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global's offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global's ability to regain compliance with Nasdaq's continued listing standards and thereafter continue to meet Nasdaq's continued listing standards; (6) XCF Global's ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global's ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility's ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility's ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global's ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global's ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global's and New Rise's key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global's reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) the effects of increased costs associated with operating as a public company; and (22) various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global's filings with the Securities and Exchange Commission ("SEC"), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Presentation and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global's expectations, plans or forecasts of future events and views as of the date of this Presentation. These forward-looking statements should not be relied upon as representing XCF Global's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

For more information about partnering with XCF Global, SAF offtake agreements or other partnerships that work towards transforming the aviation industry and accelerating the energy transition, please contact XCF.

Mihir Dange, CEO
m.dange@xcf.global

Simon Oxley, CFO
s.oxley@xcf.global
832-833-0467